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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 14, 2006

                Date of Report (Date of earliest event reported)

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                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                DELAWARE                000-30229           04-3387074
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      (State or Other Jurisdiction     (Commission       (IRS Employer
            of Incorporation)          File Number)    Identification No.)

                250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS 01824
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 614-8100

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 14, 2006, the Compensation Committee of the Board of Directors of Sonus Networks, Inc. (the "Company") approved a bonus program for fiscal year 2006 for executive officers and employees, including certain executive officers of the Company reporting under Section 16(a) of the Securities Exchange Act of 1934. Under the program, any bonus to the Chief Executive Officer is awarded at the discretion of the Compensation Committee and any bonuses to other executive officers and employees are awarded at the discretion of the Chief Executive Officer and Compensation Committee. The bonus awards are based on the Company's achievement of certain bookings, revenue, operating profit and internal controls targets for fiscal year 2006, as well as individual performance objectives. The target bonus amount for each eligible executive officer is set forth below:

                                                              TARGET
        NAME                            TITLE                INCENTIVE
        ------------------   ---------------------------   -------------

        Hassan Ahmed         Chief Executive Officer       $     318,750

        Jim Collier          Vice President,                     207,123
                             Worldwide Sales

        Steve Edwards        Chief Marketing Officer             151,410

        Paul McDermott       Vice President, Finance              38,000
                             and Controller

        Albert Notini        President and Chief                 276,250
                             Operating Officer

        Ellen Richstone      Chief Financial Officer             160,680

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 19, 2006                       SONUS NETWORKS, INC.


                                          By: /s/ Charles J. Gray
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                                              Charles J. Gray
                                              Vice President, General Counsel
                                              and Corporate Secretary

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